Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

OPEN Logo

On-chain Public Equity Network (OPEN)

The Best Way to Buy, Sell, Margin and Lend Public Equity

CTA: Trade OPEN Securities

CTA: List Shares on OPEN

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OPEN is Reinventing the Public Equity Marketplace

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Trading on OPEN is Easy

1.)	Open a Figure Markets account (hyperlink)
2.)	Choose custody options (self custody, BitGo,
3.)	Fund the account (YLDS, USDC, USDT, USD)

4.)	Trade via mobile, web or API
5.)	Borrow against, lend stock out on Figure’s Democratized Prime DeFi protocol

Contact Us to Learn More

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Companies and Shareholders Benefit From OPEN

1.)	Wallet-based 24x7 access expands investor base
2.)	DeFi provides enhanced collateral, borrowing options
3.)	Blockchain eliminates naked shorting
4.)	Simplified S1 process for public, soon-to-be public companies
5.)	Blockchain stock can be swapped for NMS security, making liquidity comparable across venues

Contact Us to Learn More

Disclosures:

Prior to account opening, customers must read the relevant risk disclosure statements on our Disclosures page. System access and trade placement and execution may be delayed or fail due to market volatility and volume, quote delays, system and software errors, Internet traffic, outages and other factors.

Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation’s NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Crypto’s state license and regulatory disclosures.

The On-Chain Public Equity Network (OPEN) includes a variety of services offered by the Figure Group of companies, which include its alternative Trading System (“Figure ATS”).

Securities trading is offered to customers by Figure Securities, Inc. using the Figure ATS. Figure Securities, Inc. is registered with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). Registration with the SEC does not imply a certain level of skill or training. SEC registration does not mean the SEC has approved of the services of the broker-dealer.

Figure Securities is a member of SIPC, which protects securities customers of its members up to $500,000 (including $250,000 for claims for cash). Figure Securities’ SIPC coverage is available only for securities and for cash held in connection with the purchase or sale of securities, in equities and equities options accounts. An explanatory brochure is available upon request or at www.sipc.org.

Figure Securities, Inc. is a wholly owned subsidiary of Figure Technology Solutions, Inc.

Check the background of this firm on FINRA’s BrokerCheck here: https://brokercheck.finra.org/firm/summary/307093

Cross-collateralization and portfolio margin capabilities are enabled by Figure’s decentralized lending marketplace, Democratized Prime. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

By participating in the Democratized Prime program on Figure Markets, users acknowledge and agree to be bound by the applicable legal agreements and terms, depending on your role as a borrower or lender. More information can be found within the Democratized Prime Terms of Service.

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC) More information can be found at ylds.com

Figure Securities, Inc., Figure Payments Corporation, Figure Certificate Company, and Figure Markets, Inc. are each wholly owned subsidiaries of Figure Technologies, LLC Products and services of all of these entities are offered under the Figure Markets brand. NOTE FOR INVESTORS: When applying for, accounts, subscriptions, products and services, it is important that you know which company you will be dealing with.

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OPEN

On-chain Public Equity Network (OPEN)

Self-Custody Trading Without Custodial Broker
Democratizes access through wallet connect

24/7 Instant Trading and Blockchain Settlement
Reduced transactional expense, greater market access

Cross Collateralization Through DeFi
Margining with enhanced collateral value

Owner Control of Stock Loan Through DeFi
Direct economics not intermediated by prime broker locate

Trade OPEN Securities | List Shares on OPEN

OPEN is Reinventing the Public Equity Marketplace

Figure OPEN

Blockchain Registry
ATS as a Self Custody, Self Settle Marketplace
Wallets / Self Custody
DeFi (Borrow and Stock Loan)

- Equity securities are native to the blockchain (no DTCC) and exchangeable into/from the Nasdaq equity
- Trades happen 24x7 on Figure's Alternative Trading System (ATS) limit order book with market making support; self custody with atomic settlement (no need for centralized exchanges or custodial brokers)
- Stock can be used in Democratized Prime as collateral (portfolio margining) or to be lent in a lit limit order book (no prime broker for leverage/locate)
- Stock is exchangeable into/from the Nasdaq shares, supporting liquidity day one

Trading on OPEN is Easy

Companies and Shareholders Benefit From OPEN

Get Started with OPEN

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The future of equity markets is here

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